EXHIBIT 10.2

                             DELHAIZE AMERICA, INC.

                          FIRST SUPPLEMENTAL INDENTURE

                                 $2,600,000,000

                              7.375% Notes due 2006
                              8.125% Notes due 2011
                           9.000% Debentures due 2031


     FIRST SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of April 19, 2001, among DELHAIZE AMERICA, INC., a corporation duly organized and existing under the laws of the State of North Carolina (the "Company"), FOOD LION, LLC, a limited liability company duly organized and existing under the laws of North Carolina (together with each additional Person that executes an indenture supplemental to the Indenture (as hereinafter defined) assuming the agreements and obligations of a "Guarantor" in accordance with Section 16.7 of the Indenture, the "Guarantor"; except as otherwise expressly specified, if there is more than one Person that is a Guarantor with respect to the Indenture, "Guarantor" shall mean each such Person and all references to "Guarantor" herein shall apply equally and individually to Food Lion, LLC and to each other Person that has become a Guarantor under the Indenture), and THE BANK OF NEW YORK, a New York banking corporation (hereinafter called the "Trustee").

                                    RECITALS:

     WHEREAS, the Company and the Guarantor have heretofore executed and delivered to the Trustee an Indenture, dated as of April 15, 2001 (the "Indenture"), providing for the issuance from time to time of one or more series of the Company's Securities;

     WHEREAS, Article 9 of the Indenture provides for various matters with respect to any series of Securities issued under the Indenture to be established in an indenture supplemental to the Indenture;

     WHEREAS, Section 9.1(5) of the Indenture provides that the Company, the Guarantor and the Trustee may enter into an indenture supplemental to the Indenture to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1 of the Indenture;

     WHEREAS, all conditions and requirements necessary by the Indenture, by law and by the organizational and governing documents of the Company, the Guarantor and the Trustee necessary to make this Supplemental Indenture, when duly executed and delivered, a valid instrument legally binding on the Company, the Guarantor and the Trustee, in accordance with its terms, have been performed and fulfilled;


     NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the each of the series of Securities provided for herein by the Holders, it is mutually covenanted and agreed, for the equal and proportionate benefit of all the respective Holders of the Securities of each such series, as follows:

                                    ARTICLE 1
            RELATION TO INDENTURE; DEFINITIONS; RULES OF CONSTRUCTION

     Section 1.1 Relation to Indenture. This Supplemental Indenture constitutes an integral part of the Indenture.

     Section 1.2 Definitions. For all purposes of this Supplemental Indenture, the following terms shall have the respective meanings set forth in this section.

     "Applicable Procedures" means, with respect to any transfer or transaction involving a Regulation S Global Security or beneficial interest therein, the rules and procedures of the U.S. Depository for such Global Security, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City are authorized or obligated by law, regulation or executive order to close.

     "Clearstream" means Clearstream Banking, societe anonyme, Luxembourg or any successor securities clearing agency.

     "Comparable Treasury Issue" means the U.S. Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the series of Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

     "Comparable Treasury Price" means, with respect to any Redemption Date, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, (B) if the Trustee obtains fewer than three such



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

Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

     "Definitive Security" means a certificated Initial Security or Exchange Security (bearing the Restricted Securities Legend if the transfer of such Security is restricted by applicable law) that does not include the Global Securities Legend or the Schedule of Changes in Principal Amount of Global Securities.

     "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear Clearance System or any successor securities clearing agency.

     "Exchange   Offer   Registration   Statement"   means  an  exchange   offer
registration statement of the Company and the Guarantor pursuant to the Registration Rights Agreement filed on Form S-4 covering the Initial Securities (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Exchange Securities" means the Securities of the Company issued in exchange for Initial Securities pursuant to the Indenture and this Supplemental Indenture in connection with the Registered Exchange Offer.

     "Global Securities Legend" means the legend set forth under that caption in Exhibit A to this Supplemental Indenture.

     "Global Security" shall have the meaning set forth in Section 2.2(b).

     "Initial Purchasers" means Salomon Smith Barney Inc., Chase Securities Inc., Deutsche Banc Alex. Brown, Inc. and the other Initial Purchasers listed on
Schedule I to the Purchase Agreement.

     "Initial Securities" means the Rule 144A Securities and the Regulation S Securities.

     "Offering Memorandum" means the Final Offering Memorandum, dated April 11, 2001, relating to the Securities.

     "Participants" means members of, or participants in, the U.S. Depository.

     "Private Exchange" means an offer by the Company, pursuant to the Registration Rights Agreement, to issue and deliver to certain purchasers, in exchange for the Initial Securities held by such



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

purchasers as part of their initial distribution, a like aggregate principal amount of Private Exchange Securities.

     "Private Exchange Securities" means the Securities of the Company issued in exchange for Initial Securities pursuant to the Indenture and this Supplemental Indenture in connection with the Private Exchange pursuant to the Registration Rights Agreement.

     "Purchase Agreement" means the Purchase Agreement dated as of April 11, 2001, among the Company, the Guarantor and the Initial Purchasers, as such agreement may be amended, modified or supplemented from time to time.

     "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

     "Reference Treasury Dealer" means (A) each of Salomon Smith Barney Inc., Chase Securities Inc. and Deutsche Banc Alex. Brown Inc. (or their respective Affiliates which are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Company.

     "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

     "Registered Exchange Offer" means the offer by the Company, pursuant to the Registration Rights Agreement, to certain Holders of Initial Securities, to issue and deliver to such Holders, in exchange for their Initial Securities, a like aggregate principal amount of Exchange Securities registered under the Securities Act.

     "Registration Rights Agreement" means the Registration Rights Agreement dated as of April 19, 2001 among the Company, the Guarantor and the Initial Purchasers, as such agreement may be amended, modified or supplemented from time to time.

     "Regulation S" means Regulation S promulgated under the Securities Act or any successor rule or regulation substantially to the same effect.

     "Regulation S Global Security" shall have the meaning set forth in Section 2.2(b).


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

     "Regulation S Securities" means all Initial Securities offered and sold outside the United States in reliance on Regulation S.

     "Restricted Period," with respect to any Securities, means the period of 40 consecutive days beginning on and including the later of (i) the day on which such Securities are first offered to persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the Closing Date (as defined in the Purchase Agreement) with respect to such Securities.

     "Restricted Securities Legend" means the legend set forth in Section 2.5(e)(i) herein.

     "Rule 144A" means Rule 144A promulgated under the Securities Act or any successor rule or regulation to substantially the same effect.

     "Rule 144A Global Security" shall have the meaning set forth in Section 2.2(b).

     "Rule 144A Securities" means all Initial Securities offered and sold to QIBs in reliance on Rule 144A.

     "Securities" means, for the purposes of this Supplemental Indenture only, the 7.375% Notes due 2006, 8.125% Notes due 2011 and 9.000% Debentures due 2031.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securities Custodian" means the custodian with respect to a Global Security (as appointed by the U.S. Depository) or any successor person thereto, who will initially be the Trustee.

     "SEC" means the Securities and Exchange Commission.

     "Shelf Registration Statement" means a registration statement filed by the Company and the Guarantor in connection with the offer and sale of the Initial Securities or Private Exchange Securities pursuant to Section 2(b) of the Registration Rights Agreement.

     "Transfer Restricted Securities" means Definitive Securities and any other Securities that bear or are required to bear the Restricted Securities Legend.

     "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding such Redemption Date, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.


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

     "U.S. Depository" means The Depository Trust Company, its nominees and their respective successors.

     Section 1.3 Amendment to Section 1.1 of the Indenture. For the sole benefit of the Holders of the Securities, Section 1.1 of the Indenture shall be amended by deleting the definition of "Interest" and replacing such definition with the following definition:

     "Interest" and "interest" includes Additional Amounts.

     Section 1.3 Rules of Construction. For all purposes of this Supplemental
Indenture:

     (a) capitalized terms used herein without definition shall have the meanings specified in the Indenture;

     (b) all references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture; and

     (c) the terms "herein," "hereof," "hereunder" and other words of similar import refer to this Supplemental Indenture;

     (d) in the event of a conflict with the definition of terms in the Indenture, the definitions in this Supplemental Indenture shall control.


                                    ARTICLE 2
                               THE SERIES OF NOTES

     Section 2.1 Title of the Securities. There shall be (i) a series of Securities designated as the "7.375% Notes due 2006" (the "7.375% Notes"), (ii) a series of Securities designated as the 8.125% Notes due 2011" (the "8.125% Notes") and (iii) a series of Securities designated the 9.000% Debentures due 2031 (the "9.000% Debentures").

     Section 2.2 Form and Dating.

     (a) General. The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication. The Securities shall be in denominations of $1,000 and integral multiples thereof.

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

     The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Supplemental Indenture, and the Company, the Guarantor and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Security conflicts with the express provisions of this Supplemental Indenture, the provisions of this Supplemental Indenture shall govern and be controlling.

     The Initial Securities will be (i) offered and sold by the Company pursuant to the Purchase Agreement and (ii) resold initially only to (A) QIBs in reliance on Rule 144A and (B) Persons other than U.S. Persons (as defined in Regulation
S) in reliance on Regulation S.

     The Company hereby designates The Depository Trust Company as the initial U.S. Depository for the Global Securities.

     (b) Global Securities. The Rule 144A Securities shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form (collectively, the "Rule 144A Global Securities"), without interest coupons, bearing the Global Securities Legend and the Restricted Securities Legend, deposited on behalf of the purchasers of the Securities represented thereby with the Securities Custodian, and registered in the name of the U.S. Depository or a nominee of the U.S. Depository, duly executed by the Company and authenticated by the Trustee as provided herein and in the Indenture. The Regulation S Securities shall be issued initially in the form of one or more global Securities in definitive, fully registered form (collectively, the "Regulation S Global Securities"), without interest coupons, bearing the Global Securities Legend and Restricted Securities Legend, deposited on behalf of the purchasers of the Securities represented thereby with the Securities Custodian, for credit to the respective accounts of the purchasers (or to such other accounts as they may direct) at Euroclear or Clearstream, duly executed by the Company and authenticated by the Trustee as provided herein and in the Indenture. Beneficial ownership interests in a Regulation S Global Security shall not be exchangeable for interests in a Rule 144A Global Security or any other Security without a Restricted Securities Legend until the expiration of the Restricted Period. A Rule 144A Global Security and a Regulation S Global Security are each referred to herein as a "Global Security" and are collectively referred to herein as "Global Securities." The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the U.S. Depository or its nominee as hereinafter provided.

     (c) Book-Entry Provisions. This Section 2.2(c) shall apply only to a Global Security deposited with or on behalf of the U.S. Depository. The Company shall execute and the Trustee shall, in accordance with this Section 2.2(c) and the Indenture and pursuant to a Company Order, authenticate and deliver initially one or more Global Securities that (i) shall be registered in the name of the U.S. Depository for such Global Security or Global Securities or the nominee of such Depositary



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

     and (ii) shall be delivered by the Trustee to such U.S. Depository or pursuant to such U.S. Depository's instructions or held by the Trustee as Securities Custodian.

     Participants shall have no rights under this Indenture with respect to any Global Security held on their behalf by the U.S. Depository or by the Trustee as Securities Custodian or under such Global Security, and the U.S. Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the U.S. Depository or impair, as between the U.S. Depository and its Participants, the operation of customary practices of such U.S. Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

     (d) Definitive Securities. Except as provided in Section 2.6, owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Securities.

     Section 2.3 Limitation on Aggregate  Principal  Amount.  Subject to Section
3.6 of the Indenture, the 7.375% Notes will be initially issued in an aggregate principal amount of $600,000,000, the 8.125% Notes will be initially issued in an aggregate principal amount of $1,100,000,000 and the 9.000% Debentures will be initially issued in an aggregate principal amount of $900,000,000.

     Section 2.4 Optional  Redemption.  (a) In accordance with the provisions of
Article 11 of the Indenture, the Company shall have the right to redeem the Securities, in whole or in part, at any time or from time to time, at a redemption price (the "Optional Redemption Price") equal to the greater of:

          (i) 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest to the Redemption Date; or

          (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on the Redemption Date (not including any portion of any payment of interest accrued to the Redemption Date) discounted to the Redemption Date (assuming a 360-day year consisting of twelve 30-day months) on a semi-annual basis at the Treasury Rate, plus 30 basis points for the 7.375% Notes, 40 basis points for the 8.125% Notes and 50 basis points for the 9.000% Debentures, as determined by the Reference Treasury Dealer, plus in each case accrued and unpaid interest on the principal amount of the series of Securities being redeemed to the Redemption Date.




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

     Any redemption pursuant to the preceding paragraph will be made upon not less than 30 nor more than 60 days' prior notice before the Redemption Date to each Holder of the Securities in the manner set forth in the Indenture, at the Optional Redemption Price. Notwithstanding the first two paragraphs of Section
11.3 of the Indenture, if less than all of the Securities of any series are to be redeemed pursuant to this Section 2.8, the Securities to be redeemed shall be selected by lot by the U.S. Depository in accordance with its procedures in the case of Securities registered as a Global Security at the time of redemption, or by the Trustee by such method as the Trustee shall deem fair and appropriate in the case of Securities that are not registered as a Global Security at the time of redemption; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security of such series not redeemed to less than the minimum denomination for a Security of such series.

     Section 2.5 Special Transfer and Exchange Provisions. For the sole benefit of the Holders of the Securities, Section 3.5 of the Indenture is hereby supplemented with, and where inconsistent replaced by, the following provisions:

     (a) Transfer and Exchange of Definitive Securities. When Definitive Securities are presented to the Security Registrar with a request:

          (i) to register the transfer of such Definitive Securities; or

          (ii) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations, the Security Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Securities surrendered for transfer or exchange:

               (A) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

               (B) are accompanied by the following additional information and documents, as applicable:

                    (A) if such Definitive Securities are being delivered to the
               Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse side of the Initial Security); or


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

                    (B) if such Definitive  Securities are being  transferred to the Company, a certification to that effect (in the form set forth on the reverse side of the Initial Security); or

                    (C) if such  Definitive  Securities  are  being  transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, (i) a certification to that effect (in the form set forth on the reverse side of the Initial Security) and (ii) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.5(e)(i).

     (b) Restrictions on Transfer of a Definitive Security for a Beneficial Interest in a Global Security. A Definitive Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, together with:

          (i) certification (in the form set forth on the reverse side of the Initial Security) that such Definitive Security is being transferred (A) to a QIB in accordance with Rule 144A or (B) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 903 or 904 under the Securities Act; and

          (ii) written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to such Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the U.S. Depository account to be credited with such increase, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the U.S. Depository and the Securities Custodian, the aggregate principal amount of Securities represented by the Global Security to be increased by the aggregate principal amount of the Definitive Security to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Definitive Security so canceled. If no Global Securities of such series are then outstanding and the Global Security has not been previously exchanged for certificated securities pursuant to Section 2.6, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Security in the appropriate principal amount.



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

     (c) Transfer and Exchange of Global Securities.

          (i) The transfer and exchange of Global Securities or beneficial interests in Global Securities shall be effected through the U.S. Depository, in accordance with this Supplemental Indenture (including any applicable restrictions on transfer set forth herein, if any) and the procedures of the U.S. Depository and the Applicable Procedures or other procedures of the U.S. Depository therefor. A transferor of a beneficial interest in a Global Security shall deliver a written order given in accordance with the U.S. Depository's procedures containing information regarding the participant account of the U.S. Depository to be credited with a beneficial interest in such Global Security or another Global Security and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Security and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Security being transferred. Transfers by an owner of a beneficial interest in a Rule 144A Global Security to a transferee who takes delivery of such interest through a Regulation S Global Security, whether before or after the expiration of the Restricted Period, shall be made only upon receipt by the Trustee of a certification from the transferor to the effect that such transfer is being made in accordance with Regulation S or (if available) Rule 144 under the Securities Act and that, if such transfer is being made prior to the expiration of the Restricted Period, the interest transferred shall be held immediately thereafter through Euroclear or Clearsteam.

          (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Security Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of Global Security from which such interest is being transferred. Any beneficial interest in one Global Security that is transferred to a Person who takes delivery in the form of an interest in another Global Security will, upon transfer, cease to be an interest in that Global Security and become an interest in the Global Security to which the beneficial interest is transferred and will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in the Global Security to which the beneficial interest is transferred for as long as it remains an interest in that Global Security.

          (iii) Notwithstanding any other provisions of this Supplemental Indenture (other than the provisions set forth in Section 2.6), a Global Security may not be transferred as a whole except by the U.S. Depository to a nominee of the U.S. Depository or by a nominee of the U.S. Depository to the U.S. Depository or another nominee of the U.S. Depository or by the

     U.S. Depository or any such nominee to a successor U.S. Depository or a nominee of such successor U.S. Depository.

          (iv) In the event that a Global Security is exchanged for Definitive Securities pursuant to Section 2.6 prior to the consummation of the Registered Exchange Offer or the effectiveness of the Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.5 (including the certification requirements set forth on the reverse of the Initial Securities intended to ensure that such transfers comply with Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company and the Guarantor.

     (d) Restrictions on Transfer of a Regulation S Global Security.

          (i) Prior to the expiration of the Restricted Period, interests in a Regulation S Global Security may only be held through Euroclear or Clearstream unless exchanged for interests in a Rule 144A Global Security in accordance with the transfer and certification requirements described herein. During the Restricted Period, beneficial ownership interests in a Regulation S Global Security may only be sold, pledged or transferred through Euroclear or Clearstream in accordance with the Applicable Procedures and only (A) to the Company, (B) pursuant to an effective registration statement under the Securities Act, (C) so long as such security is eligible for resale pursuant to Rule 144A, to a person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (D) outside the United States pursuant to offers and sales to Non-U.S. Persons (as defined in Regulation S) in an offshore transaction within the meaning and consistent with the terms and conditions of Regulation S, or (E) pursuant to any other available exemption from the registration requirements of the Securities Act, in each case in accordance with any applicable state or other securities laws of the United States. Prior to the expiration of the Restricted Period, transfers by an owner of a beneficial interest in a Regulation S Global Security to a transferee who takes delivery of such interest through a Rule 144A Global Security shall be made only in accordance with Applicable Procedures and upon receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided on the reverse of the Initial Security to the effect that such transfer is being made to a person whom the transferor reasonably believes is a QIB within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A. Such written certification shall no longer be required after the expiration of the Restricted Period.

          (ii) Upon the expiration of the Restricted Period, beneficial ownership interests in Regulation S Global Securities shall be transferable in accordance with applicable law and the other terms of the Indenture and this Supplemental Indenture.

     (e) Legends for Securities.

          (i) Except as permitted by the following paragraphs (ii), (iii), (iv) or (vi), each Security certificate evidencing the Global Securities and the Definitive Securities (and all Securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

     "THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")), OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 903 OR 904 OF REGULATION S, (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS THE LATER OF (X) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR ANY PREDECESSOR OF THIS SECURITY) AND THE LAST DATE ON WHICH DELHAIZE AMERICA OR ANY AFFILIATE OF DELHAIZE AMERICA WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE) EXCEPT (A) TO DELHAIZE AMERICA OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A INSIDE THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144 THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) OUTSIDE THE UNITED STATES PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS IN AN

OFFSHORE TRANSACTION WITHIN THE MEANING AND CONSISTENT WITH THE TERMS AND CONDITIONS OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND
(3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT DELHAIZE AMERICA, THE TRUSTEE, THE TRANSFER AGENT AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO DELHAIZE AMERICA AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "UNITED STATES," "OFFSHORE TRANSACTION," AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."

Each Definitive Security shall bear the following additional legend:

     "IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

          (ii) Upon any sale or transfer of a Transfer Restricted Security that is a Definitive Security, the Security Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Security if the Holder certifies in writing to the Security Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Initial Security).

          (iii) After a transfer of any Initial Securities or Private Exchange Securities during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Securities or Private Exchange
     Securities, as the case may be, all requirements pertaining to the Restricted Securities Legend on such Initial Securities or such Private Exchange Securities shall cease to apply and the requirements that any such Initial Securities or Private Exchange Securities be issued in global form shall continue to apply.

          (iv) Upon the consummation of a Registered Exchange Offer with respect to the Initial Securities pursuant to which Holders of such Initial Securities are offered Exchange Securities in exchange for their Initial Securities, all requirements pertaining to Initial Securities that Initial Securities be issued in global form shall continue to apply, and Exchange Securities in global form without the Restricted Securities Legend shall be available to Holders that exchange such Initial Securities in such Registered Exchange Offer.

          (v) Upon a sale or transfer  after the  expiration  of the  Restricted
     Period of any Initial Security acquired pursuant to Regulation S, all requirements that such Initial Security bear the Restricted Securities Legend shall cease to apply and the requirements requiring any such Initial Security be issued in global form shall continue to apply.

     By its acceptance of any Initial Security represented by a certificate bearing the Private Placement Legend, each Holder of, and beneficial owner of an interest in, such Initial Security acknowledges the restrictions on transfer of such Initial Security set forth in the Private Placement Legend and under the heading "Notice to Investors" in the Offering Memorandum and agrees that it will transfer such Initial Security in accordance with the Private Placement Legend and the restrictions set forth under the heading, "Notice to Investors" in the Offering Memorandum.

     (f) Cancellation or Adjustment of Global Security. At such time as all beneficial interests in a Global Security have either been exchanged for Definitive Securities, transferred, redeemed, repurchased or canceled, such Global Security shall be returned by the U.S. Depository to the Trustee for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for Definitive Securities, transferred in exchange for an interest in another Global Security, redeemed, repurchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

     (g) Obligations with Respect to Transfers and Exchanges of Securities.

          (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate, Definitive Securities and Global Securities at the Security Registrar's request.

          (ii) No service charge shall be made for any registration of transfer or exchange, or redemption of Securities, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments or other governmental charge payable in connection therewith other than in connection with any registration of transfer or exchange of Securities pursuant to Sections 3.4, 9.5 or 11.7 not involving any transfer.

          (iii) Prior to due presentation for registration of transfer of any Security, the Company, the Guarantor, the Trustee and agent of the Company or the Guarantor or the Trustee may treat the Person in whose name such Security is registered in the Security Register as the owner of such Security for the purpose of receiving payment of principal of, any premium and (subject to Sections 3.5 and 3.7 of the Indenture) interest on and any Additional Amounts with respect to such Registered Security and for all other purposes whatsoever, whether or not any payment with respect to such Registered Security shall be overdue, and none of the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

          (iv) The Company shall not be required to issue, register the transfer of or exchange any Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

          (v) All Securities issued upon any transfer or exchange pursuant to the terms of this Supplemental Indenture shall evidence the same debt and shall be entitled to the same benefits under the Indenture as the Securities surrendered upon such transfer or exchange.

          (vi) Each Holder of the Securities agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Securities in violation of any provision of the Indenture, this Supplemental Indenture or applicable United States Federal or State securities laws.

     (h) No Obligation of the Trustee.

          (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the U.S. Depository or any other Person with respect to the accuracy of the records of the U.S. Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the U.S. Depository) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to the registered Holders (which shall be the U.S. Depository or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the U.S. Depository subject to the applicable rules and procedures of the U.S. Depository. The Trustee may rely and shall be fully protected in conclusively relying upon information furnished by the U.S. Depository with respect to its members, participants and any beneficial owners.

          (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among U.S. Depository participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     Section 2.6 Definitive Securities.

     (a) A Global Security deposited with the U.S. Depository or with the Trustee as Securities Custodian pursuant to Section 2.2 shall be transferred to the beneficial owners thereof in the form of Definitive Securities in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section 2.5 and (i) the Company notifies the Trustee in writing that the U.S. Depository is no longer willing or able to act as a depositary for the Securities or the U.S. Depositary ceases to be a "clearing agency" registered under the Exchange Act, and a successor depositary is not appointed by the Company within 90 days of such notice or cessation, (ii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of Definitive Securities under the Indenture, or (iii) upon the occurrence and continuation of an Event of Default.

     (b) Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section 2.6 shall be surrendered by the U.S. Depository to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations. Any portion of a Global Security transferred pursuant to this Section 2.6 shall be executed, authenticated and delivered only in denominations of $1,000 of principal amount and any integral multiple thereof and registered in such names as the U.S. Depository shall direct. Any certificated Initial Security in the form of a Definitive Security delivered in exchange for an interest in the Global Security shall, except as otherwise provided by Section 2.5, bear the Restricted Securities Legend.

     (d) In the  event  of the  occurrence  of any of the  events  specified  in
Section 2.6(a)(i), (ii) or (iii), the Company will promptly make available to the Trustee a reasonable supply of Definitive Securities in fully registered form without interest coupons.

                                    ARTICLE 3
                            MISCELLANEOUS PROVISIONS

     Section 3.1 Ratification. The Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

     Section 3.2 Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed an original; and all such counterparts shall together constitute but one and the same instrument.

     Section 3.3 Applicable Procedures. Notwithstanding anything else herein, the Company shall not be required to permit a transfer to a Global Security that is not permitted by the Applicable Procedures.

     Section 3.4 Governing Law. This Supplemental Indenture and each Security shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into, in each case, performed in said State without regard to conflicts of law principles thereof.


                            [signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first written above.

                                   DELHAIZE AMERICA, INC.


                                   By:   /s/ MICHAEL R. WALLER
                                         -----------------------------
                                         Name:     Michael R. Waller
                                         Title:    Executive Vice President and
                                                   General Counsel


                                 FOOD LION, LLC

                                   By:   /s/ G. LINN EVANS
                                         --------------------------
                                         Name:     G. Linn Evans
                                         Title:    Assistant Secretary


                                   THE BANK OF NEW YORK, Trustee

                                   By:   /s/ MING SHIANG
                                         --------------------------
                                         Name:     Ming Shiang
                                         Title:

                        EXHIBIT A -- Form of 7.375% Note

                             DELHAIZE AMERICA, INC.

                              7.375% Note due 2006

                           [Global Securities Legend]

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

No.[_______]                                                        US $[______]
                                                             CUSIP No.: [______]
                                                              ISIN No.: [______]

     DELHAIZE AMERICA, INC., a North Carolina corporation, for value received, promises to pay to Cede & Co., or registered assigns, the principal sum set forth above or such other principal sum on the Schedule attached hereto (which shall not exceed U.S. $[______]) on April 15, 2006, and to pay interest thereon from April 19, 2001 or from the most recent interest payment date to which interest has been paid or duly provided for, semiannually on April 15 and October 15 in each year (each, an "Interest Payment Date"), commencing October 15, 2001, at the rate of 7.375% per annum, until the principal hereof is paid or made available for payment.

     Interest shall be computed on the basis of a 360-day year of twelve 30-day months, with all interest amounts resulting from such calculations to be rounded to the nearest cent. If any Interest Payment Date or the maturity date falls on a day that is not a Business Day, the required payment shall be made on the next succeeding Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the maturity date, as the case may be, to such next succeeding Business Day. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Persons who are registered holders of Securities at the close of business on the regular record date for such interest, which shall be April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date (each, a "Regular Record Date"). Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holders hereof on the relevant regular record date by virtue of having been a Holder, and may be paid to the Persons in whose name the Security is registered at the close of business on a subsequent special record date (which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after notification to the Trustee of the proposed payment) for the payment of such defaulted interest to be fixed by the Company, notice whereof shall be given to the Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

     Payment of the principal of, any premium, interest on, or any Additional Amounts with respect to, the Securities shall be made at the office or agency of the Company and the Guarantor maintained for that purpose in The Borough of Manhattan, The City of New York, which shall initially be the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payments in respect of the Securities represented by a Global Security may be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company or such successor U.S. Depository in writing; provided, further, that, payments in respect of a certificated Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written wire instructions at least five Business Days prior to the applicable Interest Payment Date.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof (or an authenticating agent), which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.



     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.



                                                DELHAIZE AMERICA, INC.





                                                By: ____________________________
                                                Name:
                                                Title:



                          CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:   April 19, 2001                      THE BANK OF NEW YORK, as Trustee

                                             By:________________________________
                                                   Authorized Signatory

                      [FORM OF REVERSE SIDE OF 7.375% NOTE]

                              7.375% Note due 2006

     Section 1. Indenture.


     The Securities are part of a duly authorized issue of securities of the Company (herein called the Securities"), fully and unconditionally guaranteed as to payment of principal, premium, if any, and interest by Food Lion, LLC, a North Carolina corporation (together with each additional person that executes an indenture supplemental to the Indenture (as hereinafter defined) assuming the agreements and obligations of a "Guarantor" in accordance with Section 16.7 of the Indenture, the "Guarantor"; except as otherwise expressly specified, if there is more than one person that is a Guarantor with respect to the Indenture, "Guarantor" shall mean each such person and all references to "Guarantor" herein shall apply equally and individually to Food Lion, LLC and to each other person that has become a Guarantor under the Indenture), issued under an Indenture dated as of April 15, 2001, and a First Supplemental Indenture thereto dated as of April 19, 2001 (the Indenture and the First Supplemental Indenture, together with all indentures supplemental to the Indenture, the "Indenture"), among the Company, the Guarantor and The Bank of New York (the "Trustee," which term includes any successor trustee under the Indenture). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all terms and provisions of the Indenture and Securityholders are referred to the Indenture for a statement of such terms and provisions.

     The Securities are senior  unsecured  obligations of the Company  initially limited to $____________in aggregate principal amount at any one time outstanding, subject to Section 3.6 of the Indenture. This Security is one of the Initial Securities referred to in the Indenture. The Securities include the Initial Securities and any Exchange Securities and Private Exchange Securities issued in exchange for Initial Securities. The Initial Securities, the Exchange Securities and the Private Exchange Securities are treated as a single class of securities under the Indenture.

     Section 2. Redemption.

     (a) Redemption at the Option of the Company. The Company shall have the right to redeem this Security, in whole or in part, at any time or from time to time, at a Redemption Price equal to the greater of:

          (i) 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest to the Redemption Date; or

          (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on the Redemption Date (not including any portion of any payment of interest accrued to the Redemption Date) discounted to the redemption date (assuming a 360-day year consisting of twelve 30-day months) on a semi-annual basis at the Treasury Rate, plus 30 basis points for the Securities, as determined by the Reference Treasury Dealer, plus accrued and unpaid interest on the on the principal amount being redeemed to the redemption date.

     "Comparable Treasury Issue" means the U.S. Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

     "Comparable Treasury Price" means, with respect to any Redemption Date, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Quotation.

     "Reference Treasury Dealer" means (A) each of Salomon Smith Barney Inc., Chase Securities Inc. and Deutsche Banc Alex. Brown Inc. (or their respective Affiliates which are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Company.

     "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

     "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding such Redemption Date, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     (b) Redemption For Tax Reasons. The provisions of this paragraph and all references to "Guarantor" contained in this paragraph shall apply only to such persons, if any, which become a Guarantor pursuant to the Indenture and are organized and existing in a jurisdiction outside the United

States. In the event that as a result of any change in, or amendments to, any laws (or any regulations or rulings promulgated thereunder) of the jurisdiction in which the Guarantor is organized (or any political subdivision or taxing authority in such jurisdiction), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective thereunder after April 11, 2001, the Guarantor has become or, based upon a written opinion of independent counsel selected by the Guarantor, will become obligated to pay, with respect to the Securities, any Additional Amounts, the Guarantor may redeem, in accordance with the procedures set forth in the Indenture, all, but not less than all, of the Securities at any time on not less than 30 days nor more than 60 days' prior notice to the Holders of such Securities at a Redemption Price equal to 100% of the principal amount thereof, together with accrued interest thereon, if any, to the Redemption Date (subject to the rights of Holders or record on the relevant Regular Record Date that is prior to the Redemption Date to receive interest on the relevant Interest Payment Date).

     (c) Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his or her registered address. Securities in denominations larger than $1,000 of principal amount may be redeemed in part but only in whole multiples of $1,000 of principal amount. If money sufficient to pay the redemption price of and accrued and unpaid interest, if any, on all Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or a Paying Agent on or before the Redemption Date, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

     Section 3. Sinking Fund.

     The Securities are not subject to any sinking fund.

     Section 4. Denominations; Transfer; Exchange.

     The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. Upon any transfer or exchange, the Security Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than in certain cases provided in the Indenture. The Security Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or to transfer or exchange any Securities for a period of 15 days prior to the mailing of a notice of redemption of Securities to be redeemed.

     Section 5. Paying Agent and Security Registrar.

     Initially, the Trustee will act as Paying Agent and Security Registrar. The Company may appoint and change any Paying Agent or Security Registrar.

     Section 6. Persons Deemed Owners.

     The registered Holder of this Security may be treated as the owner of it for all purposes whether or not this Security is overdue regardless of any notice to the contrary.

     Section 7. Unclaimed Money.

     If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request, unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

     Section 8. Discharge and Defeasance.

     The Indenture contains provisions whereby (i) the Company and the Guarantor may be discharged from their obligations with respect to the Securities (subject to certain exceptions) or (ii) the Company and the Guarantor may be released from their obligations under specified covenants and agreements in the Indenture, in each case if the Company or the Guarantor irrevocably deposits with the Trustee money or Government Obligations, or a combination thereof, in an amount sufficient, without consideration of any reinvestment, to pay and discharge the entire indebtedness on all Securities of this series, and satisfies certain other conditions, all as more fully provided in the Indenture.

     Section 9. Amendment; Waiver.

     The Indenture contains provisions permitting, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company or the Guarantor and the rights of the Holders of the Securities of each series issued under the Indenture at any time by the Company, the Guarantor and the Trustee with the written consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company or the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     Section 10. Defaults and Remedies.

     If an Event of Default with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

     Section 11. Abbreviations.

     The following abbreviations when used in the inscription on the face of this instrument shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --         as tenants in common

TEN ENT  --         as tenants by the entireties

JT TEN   --         as joint tenants with rights of survivorship and not as
                    tenants in common

UNIF GIFT MIN ACT --
                                   -------------------------------
                                            (Minor)
    Custodian
                                   -------------------------------
                                             (Cust)
Under Uniform Gifts to Minors Act
                                   -------------------------------
                                             (State)

Additional abbreviations may also be used though not in the above list.

     Section 12. Governing Law.

     This Security shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in such State, without regard to conflicts of law principles thereof.

     Section 13. CUSIP and ISIN Numbers.

     The Company has caused CUSIP and ISIN numbers to be printed on the Securities and has directed the Trustee to use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     Section 14. Holders' Compliance with Registration Rights Agreement.

     Each Holder of this Security, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including, without limitation, the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein. In the event of a conflict between the terms of this Security and the Registration Rights Agreement, the terms of the Registration Rights Agreement shall control.

     The Company will furnish to any Holder of Securities upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Security.

                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                    OR REGISTRATION OF TRANSFER OF SECURITIES

This  certificate  relates to $_________  principal amount of Securities held in
(check   applicable   space)   _____book-entry   or   _____definitive   form  by
___________________(the "Transferor").

The Transferor (check one box below):

[_] has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the U.S. Depository a Security or Securities in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above);

[_] has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

     In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) of the Securities Act of 1933 and such later date, if any, as may be required by applicable law, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

     (1)  [_] to the Company; or


     (2)  [_]  pursuant  to  an  effective   registration  statement  under  the
               Securities Act of 1933; or


     (3) [_] inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such resale, pledge or transfer is being made in reliance on Rule 144A under the Securities Act of 1933, in each case in reliance on Rule 144A under the Securities Act of 1933; or

     (4) [_] outside the United States in an offshore transaction within the meaning and consistent with the terms and conditions of Regulation S under the Securities Act of 1933 in compliance with Rule 903 or 904 under the Securities Act of 1933 and such Security shall be held immediately after the transfer through

               Euroclear or Clearstream until the expiration of the Restricted Period (as defined in the Indenture); or

     (5) [_] pursuant to another available exemption from registration under the Securities Act of 1933.

     Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

     The Company and the Trustee are entitled to rely on this certificate and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

Dated:________________________              ____________________________________
                                                  Signature of Transferor

Signature Guarantee:

Dated:________________________              ____________________________________
                                              Signature of Signature Guarantee

Signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                          ----------------------------

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:________________________   _______________________________________________
                                 NOTICE:  To be executed by an executive officer

           SCHEDULE OF CHANGES IN PRINCIPAL AMOUNT OF GLOBAL SECURITY

The following changes in the principal amount of this Global Security have been made:

                                                                                               Signature of
                        Amount of decrease                              Principal Amount of    authorized
                        in Principal Amount    Amount of increase in    this Global Security   signatory of
                        of this Global         Principal Amount of      following such         Trustee or
Date of Exchange        Security               this Global Security     decrease or increase   Securities Custodian
----------------        -------------------    --------------------     --------------------   --------------------



                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

For value received, the undersigned registered holder hereby sell(s), assign(s) and transfer(s) this Security and all rights thereunder to

--------------------------------------------------------------------------------
           (Print or type assignee's name, address and zip code)

--------------------------------------------------------------------------------
            (Insert assignee's Social Security or tax I.D. No.)

and irrevocably appoint ________________________________agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date: _____________________Your Signature: _____________________________________
                                           Sign exactly as your name appears on
                                           the other side of this Security.

Signature Guarantee:
                     ___________________________________________________________
                     Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                        EXHIBIT B -- Form of 8.125% Note

                             DELHAIZE AMERICA, INC.

                              8.125% Note due 2011

                           [Global Securities Legend]

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

No.[_______]                                                        US $[______]
                                                             CUSIP No.: [______]
                                                              ISIN No.: [______]

     DELHAIZE AMERICA, INC., a North Carolina corporation, for value received, promises to pay to Cede & Co., or registered assigns, the principal sum set forth above or such other principal sum on the Schedule attached hereto (which shall not exceed U.S. $[______]) on April 15, 2011, and to pay interest thereon from April 19, 2001 or from the most recent interest payment date to which interest has been paid or duly provided for, semiannually on April 15 and October 15 in each year (each, an "Interest Payment Date"), commencing October 15, 2001, at the rate of 8.125% per annum, until the principal hereof is paid or made available for payment.

     Interest shall be computed on the basis of a 360-day year of twelve 30-day months, with all interest amounts resulting from such calculations to be rounded to the nearest cent. If any Interest Payment Date or the maturity date falls on a day that is not a Business Day, the required payment shall be made on the next succeeding Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the maturity date, as the case may be, to such next succeeding Business Day. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Persons who are registered holders of Securities at the close of business on the regular record date for such interest, which shall be April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date (each, a "Regular Record Date"). Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holders hereof on the relevant regular record date by virtue of having been a Holder, and may be paid to the Persons in whose name the Security is registered at the close of business on a subsequent special record date (which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after notification to the Trustee of the proposed payment) for the payment of such defaulted interest to be fixed by the Company, notice whereof shall be given to the Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

     Payment of the principal of, any premium, interest on, or any Additional Amounts with respect to, the Securities shall be made at the office or agency of the Company and the Guarantor maintained for that purpose in The Borough of Manhattan, The City of New York, which shall initially be the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payments in respect of the Securities represented by a Global Security may be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company or such successor U.S. Depository in writing; provided, further, that, payments in respect of a certificated Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written wire instructions at least five Business Days prior to the applicable Interest Payment Date.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof (or an authenticating agent), which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.



     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.



                                                DELHAIZE AMERICA, INC.





                                                By: ____________________________
                                                Name:
                                                Title:



                          CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:   April 19, 2001                     THE BANK OF NEW YORK, as Trustee

                                            By:_________________________________
                                               Authorized Signatory

                      [FORM OF REVERSE SIDE OF 8.125% NOTE]

                              8.1275% Note due 2006

     Section 1. Indenture.

     The Securities are part of a duly authorized issue of securities of the Company (herein called the Securities"), fully and unconditionally guaranteed as to payment of principal, premium, if any, and interest by Food Lion, LLC, a North Carolina corporation (together with each additional person that executes an indenture supplemental to the Indenture (as hereinafter defined) assuming the agreements and obligations of a "Guarantor" in accordance with Section 16.7 of the Indenture, the "Guarantor"; except as otherwise expressly specified, if there is more than one person that is a Guarantor with respect to the Indenture, "Guarantor" shall mean each such person and all references to "Guarantor" herein shall apply equally and individually to Food Lion, LLC and to each other person that has become a Guarantor under the Indenture), issued under an Indenture dated as of April 15, 2001, and a First Supplemental Indenture thereto dated as of April 19, 2001 (the Indenture and the First Supplemental Indenture, together with all indentures supplemental to the Indenture, the "Indenture"), among the Company, the Guarantor and The Bank of New York (the "Trustee," which term includes any successor trustee under the Indenture). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all terms and provisions of the Indenture and Securityholders are referred to the Indenture for a statement of such terms and provisions.

     The Securities are senior  unsecured  obligations of the Company  initially limited to $____________in aggregate principal amount at any one time outstanding, subject to Section 3.6 of the Indenture. This Security is one of the Initial Securities referred to in the Indenture. The Securities include the Initial Securities and any Exchange Securities and Private Exchange Securities issued in exchange for Initial Securities. The Initial Securities, the Exchange Securities and the Private Exchange Securities are treated as a single class of securities under the Indenture.

     Section 2. Redemption.

     (a) Redemption at the Option of the Company. The Company shall have the right to redeem this Security, in whole or in part, at any time or from time to time, at a Redemption Price equal to the greater of:

          (i) 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest to the Redemption Date; or

          (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on the Redemption Date (not including any portion of any payment of interest accrued to the Redemption Date) discounted to the redemption date (assuming a 360-day year consisting of twelve 30-day months) on a semi-annual basis at the Treasury Rate, plus 30 basis points for the Securities, as determined by the Reference Treasury Dealer, plus accrued and unpaid interest on the on the principal amount being redeemed to the redemption date.

     "Comparable Treasury Issue" means the U.S. Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

     "Comparable Treasury Price" means, with respect to any Redemption Date, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Quotation.

     "Reference Treasury Dealer" means (A) each of Salomon Smith Barney Inc., Chase Securities Inc. and Deutsche Banc Alex. Brown Inc. (or their respective Affiliates which are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Company.

     "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

     "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding such Redemption Date, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     (b) Redemption For Tax Reasons. The provisions of this paragraph and all references to "Guarantor" contained in this paragraph shall apply only to such persons, if any, which become a Guarantor pursuant to the Indenture and are organized and existing in a jurisdiction outside the United

States. In the event that as a result of any change in, or amendments to, any laws (or any regulations or rulings promulgated thereunder) of the jurisdiction in which the Guarantor is organized (or any political subdivision or taxing authority in such jurisdiction), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective thereunder after April 11, 2001, the Guarantor has become or, based upon a written opinion of independent counsel selected by the Guarantor, will become obligated to pay, with respect to the Securities, any Additional Amounts, the Guarantor may redeem, in accordance with the procedures set forth in the Indenture, all, but not less than all, of the Securities at any time on not less than 30 days nor more than 60 days' prior notice to the Holders of such Securities at a Redemption Price equal to 100% of the principal amount thereof, together with accrued interest thereon, if any, to the Redemption Date (subject to the rights of Holders or record on the relevant Regular Record Date that is prior to the Redemption Date to receive interest on the relevant Interest Payment Date).

     (c) Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his or her registered address. Securities in denominations larger than $1,000 of principal amount may be redeemed in part but only in whole multiples of $1,000 of principal amount. If money sufficient to pay the redemption price of and accrued and unpaid interest, if any, on all Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or a Paying Agent on or before the Redemption Date, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

     Section 3. Sinking Fund.

     The Securities are not subject to any sinking fund.

     Section 4. Denominations; Transfer; Exchange.

     The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. Upon any transfer or exchange, the Security Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than in certain cases provided in the Indenture. The Security Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or to transfer or exchange any Securities for a period of 15 days prior to the mailing of a notice of redemption of Securities to be redeemed.

     Section 5. Paying Agent and Security Registrar.

     Initially, the Trustee will act as Paying Agent and Security Registrar. The Company may appoint and change any Paying Agent or Security Registrar.

     Section 6. Persons Deemed Owners.

     The registered Holder of this Security may be treated as the owner of it for all purposes whether or not this Security is overdue regardless of any notice to the contrary.

     Section 7. Unclaimed Money.

     If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request, unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

     Section 8. Discharge and Defeasance.

     The Indenture contains provisions whereby (i) the Company and the Guarantor may be discharged from their obligations with respect to the Securities (subject to certain exceptions) or (ii) the Company and the Guarantor may be released from their obligations under specified covenants and agreements in the Indenture, in each case if the Company or the Guarantor irrevocably deposits with the Trustee money or Government Obligations, or a combination thereof, in an amount sufficient, without consideration of any reinvestment, to pay and discharge the entire indebtedness on all Securities of this series, and satisfies certain other conditions, all as more fully provided in the Indenture.

     Section 9. Amendment; Waiver.

     The Indenture contains provisions permitting, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company or the Guarantor and the rights of the Holders of the Securities of each series issued under the Indenture at any time by the Company, the Guarantor and the Trustee with the written consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company or the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     Section 10. Defaults and Remedies.

     If an Event of Default with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

     Section 11. Abbreviations.

     The following abbreviations when used in the inscription on the face of this instrument shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --    as tenants in common
TEN ENT  --    as tenants by the entireties
JT TEN   --    as joint tenants with rights of survivorship and not as tenants in common
UNIF GIFT MIN ACT   --
                                   ---------------------------------------------
                                                    (Minor)
                  Custodian
                                   ---------------------------------------------
                                                     (Cust)
Under Uniform Gifts to Minors Act
                                   ---------------------------------------------
                                                     (State)

Additional abbreviations may also be used though not in the above list.

     Section 12. Governing Law.

     This Security shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in such State, without regard to conflicts of law principles thereof.

     Section 13. CUSIP and ISIN Numbers.

     The Company has caused CUSIP and ISIN numbers to be printed on the Securities and has directed the Trustee to use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     Section 14. Holders' Compliance with Registration Rights Agreement.

     Each Holder of this Security, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including, without limitation, the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein. In the event of a conflict between the terms of this Security and the Registration Rights Agreement, the terms of the Registration Rights Agreement shall control.

     The Company will furnish to any Holder of Securities upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Security.

                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                    OR REGISTRATION OF TRANSFER OF SECURITIES

This  certificate  relates to $_________  principal amount of Securities held in
(check   applicable   space)   _____book-entry   or   _____definitive   form  by
___________________(the "Transferor").

The Transferor (check one box below):

[_] has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the U.S. Depository a Security or Securities in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above);

[_] has requested the Trustee by written order to exchange or register the transfer of a Security or Securities. --

     In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) of the Securities Act of 1933 and such later date, if any, as may be required by applicable law, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

     (1)  [_]  to the Company; or


     (2)  [_]  pursuant  to  an  effective   registration  statement  under  the
               Securities Act of 1933; or

     (3) [_] inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such resale, pledge or transfer is being made in reliance on Rule 144A under the Securities Act of 1933, in each case in reliance on Rule 144A under the Securities Act of 1933; or

     (4) [_] outside the United States in an offshore transaction within the meaning and consistent with the terms and conditions of Regulation S under the Securities Act of 1933 in compliance with Rule 903 or 904 under the Securities Act of 1933 and such Security shall be held immediately after the transfer through

               Euroclear or Clearstream until the expiration of the Restricted Period (as defined in the Indenture); or

     (5) [_] pursuant to another available exemption from registration under the Securities Act of 1933.

     Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

     The Company and the Trustee are entitled to rely on this certificate and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

Dated:________________________            ______________________________________
                                                  Signature of Transferor

Signature Guarantee:

Dated:________________________            ______________________________________
                                             Signature of Signature Guarantee

Signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                       ----------------------------------

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:________________________   _______________________________________________
                                 NOTICE:  To be executed by an executive officer

           SCHEDULE OF CHANGES IN PRINCIPAL AMOUNT OF GLOBAL SECURITY

The following changes in the principal amount of this Global Security have been made:

                                                                                               Signature of
                        Amount of decrease                              Principal Amount of    authorized
                        in Principal Amount    Amount of increase in    this Global Security   signatory of
                        of this Global         Principal Amount of      following such         Trustee or
Date of Exchange        Security               this Global Security     decrease or increase   Securities Custodian
----------------        -------------------    --------------------     --------------------   --------------------

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

For value received, the undersigned registered holder hereby sell(s), assign(s) and transfer(s) this Security and all rights thereunder to

--------------------------------------------------------------------------------
           (Print or type assignee's name, address and zip code)

--------------------------------------------------------------------------------
            (Insert assignee's Social Security or tax I.D. No.)

and irrevocably appoint ________________________________agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date: _____________________Your Signature: _____________________________________
                                           Sign exactly as your name appears on
                                           the other side of this Security.

Signature Guarantee:
                     ___________________________________________________________
                     Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                        EXHIBIT C -- Form of 9.000% Note

                             DELHAIZE AMERICA, INC.

                              9.000% Note due 2031

                           [Global Securities Legend]

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.


No.[_______]                                                        US $[______]
                                                             CUSIP No.: [______]
                                                              ISIN No.: [______]

     DELHAIZE AMERICA, INC., a North Carolina corporation, for value received, promises to pay to Cede & Co., or registered assigns, the principal sum set forth above or such other principal sum on the Schedule attached hereto (which shall not exceed U.S. $[______]) on April 15, 2031, and to pay interest thereon from April 19, 2001 or from the most recent interest payment date to which interest has been paid or duly provided for, semiannually on April 15 and October 15 in each year (each, an "Interest Payment Date"), commencing October 15, 2001, at the rate of 9.000% per annum, until the principal hereof is paid or made available for payment.

     Interest shall be computed on the basis of a 360-day year of twelve 30-day months, with all interest amounts resulting from such calculations to be rounded to the nearest cent. If any Interest Payment Date or the maturity date falls on a day that is not a Business Day, the required payment shall be made on the next succeeding Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the maturity date, as the case may be, to such next succeeding Business Day. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Persons who are registered holders of Securities at the close of business on the regular record date for such interest, which shall be April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date (each, a "Regular Record Date"). Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holders hereof on the relevant regular record date by virtue of having been a Holder, and may be paid to the Persons in whose name the Security is registered at the close of business on a subsequent special record date (which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after notification to the Trustee of the proposed payment) for the payment of such defaulted interest to be fixed by the Company, notice whereof shall be given to the Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

     Payment of the principal of, any premium, interest on, or any Additional Amounts with respect to, the Securities shall be made at the office or agency of the Company and the Guarantor maintained for that purpose in The Borough of Manhattan, The City of New York, which shall initially be the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payments in respect of the Securities represented by a Global Security may be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company or such successor U.S. Depository in writing; provided, further, that, payments in respect of a certificated Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written wire instructions at least five Business Days prior to the applicable Interest Payment Date.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof (or an authenticating agent), which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.



     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.



                                               DELHAIZE AMERICA, INC.





                                               By: ____________________________
                                               Name:
                                               Title:



                          CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:   April 19, 2001                     THE BANK OF NEW YORK, as Trustee

                                            By:_________________________________
                                               Authorized Signatory

                      [FORM OF REVERSE SIDE OF 9.000% NOTE]

                              9.000% Note due 2031

     Section 1. Indenture.

     The Securities are part of a duly authorized issue of securities of the Company (herein called the Securities"), fully and unconditionally guaranteed as to payment of principal, premium, if any, and interest by Food Lion, LLC, a North Carolina corporation (together with each additional person that executes an indenture supplemental to the Indenture (as hereinafter defined) assuming the agreements and obligations of a "Guarantor" in accordance with Section 16.7 of the Indenture, the "Guarantor"; except as otherwise expressly specified, if there is more than one person that is a Guarantor with respect to the Indenture, "Guarantor" shall mean each such person and all references to "Guarantor" herein shall apply equally and individually to Food Lion, LLC and to each other person that has become a Guarantor under the Indenture), issued under an Indenture dated as of April 15, 2001, and a First Supplemental Indenture thereto dated as of April 19, 2001 (the Indenture and the First Supplemental Indenture, together with all indentures supplemental to the Indenture, the "Indenture"), among the Company, the Guarantor and The Bank of New York (the "Trustee," which term includes any successor trustee under the Indenture). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all terms and provisions of the Indenture and Securityholders are referred to the Indenture for a statement of such terms and provisions.

     The Securities are senior  unsecured  obligations of the Company  initially limited to $____________in aggregate principal amount at any one time outstanding, subject to Section 3.6 of the Indenture. This Security is one of the Initial Securities referred to in the Indenture. The Securities include the Initial Securities and any Exchange Securities and Private Exchange Securities issued in exchange for Initial Securities. The Initial Securities, the Exchange Securities and the Private Exchange Securities are treated as a single class of securities under the Indenture.

     Section 2. Redemption.

     (a) Redemption at the Option of the Company. The Company shall have the right to redeem this Security, in whole or in part, at any time or from time to time, at a Redemption Price equal to the greater of:

          (i) 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest to the Redemption Date; or

          (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on the Redemption Date (not including any portion of any payment of interest accrued to the Redemption Date) discounted to the redemption date (assuming a 360-day year consisting of twelve 30-day months) on a semi-annual basis at the Treasury Rate, plus 30 basis points for the Securities, as determined by the Reference Treasury Dealer, plus accrued and unpaid interest on the on the principal amount being redeemed to the redemption date.

     "Comparable Treasury Issue" means the U.S. Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

     "Comparable Treasury Price" means, with respect to any Redemption Date, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Quotation.

     "Reference Treasury Dealer" means (A) each of Salomon Smith Barney Inc., Chase Securities Inc. and Deutsche Banc Alex. Brown Inc. (or their respective Affiliates which are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Company.

     "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

     "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding such Redemption Date, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     (b) Redemption For Tax Reasons. The provisions of this paragraph and all references to "Guarantor" contained in this paragraph shall apply only to such persons, if any, which become a Guarantor pursuant to the Indenture and are organized and existing in a jurisdiction outside the United

States. In the event that as a result of any change in, or amendments to, any laws (or any regulations or rulings promulgated thereunder) of the jurisdiction in which the Guarantor is organized (or any political subdivision or taxing authority in such jurisdiction), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective thereunder after April 11, 2001, the Guarantor has become or, based upon a written opinion of independent counsel selected by the Guarantor, will become obligated to pay, with respect to the Securities, any Additional Amounts, the Guarantor may redeem, in accordance with the procedures set forth in the Indenture, all, but not less than all, of the Securities at any time on not less than 30 days nor more than 60 days' prior notice to the Holders of such Securities at a Redemption Price equal to 100% of the principal amount thereof, together with accrued interest thereon, if any, to the Redemption Date (subject to the rights of Holders or record on the relevant Regular Record Date that is prior to the Redemption Date to receive interest on the relevant Interest Payment Date).

     (c) Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his or her registered address. Securities in denominations larger than $1,000 of principal amount may be redeemed in part but only in whole multiples of $1,000 of principal amount. If money sufficient to pay the redemption price of and accrued and unpaid interest, if any, on all Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee or a Paying Agent on or before the Redemption Date, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

     Section 3. Sinking Fund.

     The Securities are not subject to any sinking fund.

     Section 4. Denominations; Transfer; Exchange.

     The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. Upon any transfer or exchange, the Security Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than in certain cases provided in the Indenture. The Security Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or to transfer or exchange any Securities for a period of 15 days prior to the mailing of a notice of redemption of Securities to be redeemed.

     Section 5. Paying Agent and Security Registrar.

     Initially, the Trustee will act as Paying Agent and Security Registrar. The Company may appoint and change any Paying Agent or Security Registrar.

     Section 6. Persons Deemed Owners.

     The registered Holder of this Security may be treated as the owner of it for all purposes whether or not this Security is overdue regardless of any notice to the contrary.

     Section 7. Unclaimed Money.

     If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request, unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

     Section 8. Discharge and Defeasance.

     The Indenture contains provisions whereby (i) the Company and the Guarantor may be discharged from their obligations with respect to the Securities (subject to certain exceptions) or (ii) the Company and the Guarantor may be released from their obligations under specified covenants and agreements in the Indenture, in each case if the Company or the Guarantor irrevocably deposits with the Trustee money or Government Obligations, or a combination thereof, in an amount sufficient, without consideration of any reinvestment, to pay and discharge the entire indebtedness on all Securities of this series, and satisfies certain other conditions, all as more fully provided in the Indenture.

     Section 9. Amendment; Waiver.

     The Indenture contains provisions permitting, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company or the Guarantor and the rights of the Holders of the Securities of each series issued under the Indenture at any time by the Company, the Guarantor and the Trustee with the written consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company or the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     Section 10. Defaults and Remedies.

     If an Event of Default with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

     Section 11. Abbreviations.

     The following abbreviations when used in the inscription on the face of this instrument shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --    as tenants in common
TEN ENT  --    as tenants by the entireties
JT TEN   --    as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT MIN ACT   --             ____________________________________________
                                                     (Minor)
                  Custodian        ____________________________________________
                                                     (Cust)
Under Uniform Gifts to Minors Act  ____________________________________________
                                                     (State)

Additional abbreviations may also be used though not in the above list.

     Section 12. Governing Law.

     This Security shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in such State, without regard to conflicts of law principles thereof.

     Section 13. CUSIP and ISIN Numbers.

     The Company has caused CUSIP and ISIN numbers to be printed on the Securities and has directed the Trustee to use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     Section 14. Holders' Compliance with Registration Rights Agreement.

     Each Holder of this Security, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including, without limitation, the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein. In the event of a conflict between the terms of this Security and the Registration Rights Agreement, the terms of the Registration Rights Agreement shall control.

     The Company will furnish to any Holder of Securities upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Security.

                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                    OR REGISTRATION OF TRANSFER OF SECURITIES

This  certificate  relates to $_________  principal amount of Securities held in
(check   applicable   space)   _____book-entry   or   _____definitive   form  by
___________________(the "Transferor").

The Transferor (check one box below):

[_] has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the U.S. Depository a Security or Securities in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above);

[_] has requested the Trustee by written order to exchange or register the transfer of a Security or Securities. --

     In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) of the Securities Act of 1933 and such later date, if any, as may be required by applicable law, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

     (1)  [_]  to the Company; or


     (2)  [_]  pursuant  to  an  effective   registration  statement  under  the
               Securities Act of 1933; or --

     (3) [_] inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such resale, pledge or transfer is being made in reliance on Rule 144A under the Securities Act of 1933, in each case in reliance on Rule 144A under the Securities Act of 1933; or

     (4) [_] outside the United States in an offshore transaction within the meaning and consistent with the terms and conditions of Regulation S under the Securities Act of 1933 in compliance with Rule 903 or 904 under the Securities Act of 1933 and such Security shall be held immediately after the transfer through

               Euroclear or Clearstream until the expiration of the Restricted Period (as defined in the Indenture); or

     (5) [_] pursuant to another available exemption from registration under the Securities Act of 1933.

     Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

     The Company and the Trustee are entitled to rely on this certificate and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

Dated:________________________       ___________________________________________
                                               Signature of Transferor

Signature Guarantee:

Dated:________________________       ___________________________________________
                                           Signature of Signature Guarantee

Signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                          ---------------------------

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:________________________   _______________________________________________
                                 NOTICE:  To be executed by an executive officer

           SCHEDULE OF CHANGES IN PRINCIPAL AMOUNT OF GLOBAL SECURITY


The following changes in the principal amount of this Global Security have been made:


                                                                                               Signature of
                        Amount of decrease                              Principal Amount of    authorized
                        in Principal Amount    Amount of increase in    this Global Security   signatory of
                        of this Global         Principal Amount of      following such         Trustee or
Date of Exchange        Security               this Global Security     decrease or increase   Securities Custodian
----------------        -------------------    --------------------     --------------------   --------------------

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

For value received, the undersigned registered holder hereby sell(s), assign(s) and transfer(s) this Security and all rights thereunder to

--------------------------------------------------------------------------------
           (Print or type assignee's name, address and zip code)

--------------------------------------------------------------------------------
            (Insert assignee's Social Security or tax I.D. No.)

and irrevocably appoint ________________________________agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date: _____________________Your Signature: _____________________________________
                                           Sign exactly as your name appears on
                                           the other side of this Security.

Signature Guarantee:
                     ___________________________________________________________
                     Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.